SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2001


                                    Citicorp

               (Exact name of registrant as specified in charter)





        Delaware                      1-5738                06-1515595
(State or other jurisdiction     (Commission File         (IRS Employer
        of incorporation)             Number)          Identification Number)


                   399 Park Avenue, New York, New York            10043
                   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number,
including area code:                         (212) 559-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

      This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2001 and June 30, 2000. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated July 16, 2001. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                         Second Quarter          Six Months
                                       -------------------   -------------------
                                           2001     2000         2001     2000
                                       -------------------   -------------------

INTEREST REVENUE
Loans, including Fees                    $9,712   $9,070      $19,679  $17,465
Deposits with Banks                         290      276          643      532
Federal Funds Sold and Securities
  Purchased Under Resale Agreements         100       99          231      171
Securities, including Dividends             886      854        1,837    1,776
Trading Account Assets                      216      256          452      470
Loans Held For Sale                         439      189          831      327
                                       -------------------   -------------------
                                         11,643   10,744       23,673   20,741
                                       -------------------   -------------------

INTEREST EXPENSE
Deposits                                  3,079    3,205        6,569    6,015
Trading Account Liabilities                  10       14           24       33
Purchased Funds and Other Borrowings        691    1,030        1,652    1,829
Long-Term Debt                            1,339    1,093        2,687    2,187
                                       -------------------   -------------------
                                         5,119    5,342        10,932   10,064
                                       -------------------   -------------------

NET INTEREST REVENUE                     6,524    5,402        12,741   10,677
                                       -------------------   -------------------

POLICYHOLDER BENEFITS AND CLAIMS           257      179           507      339
PROVISION FOR CREDIT LOSSES              1,485    1,302         2,949    2,611
                                       -------------------   -------------------
  TOTAL BENEFITS, CLAIMS, AND            1,742    1,481         3,456    2,950
   CREDIT LOSSES                       -------------------   -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES    4,782    3,921         9,285    7,727
                                       -------------------   -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                     2,586    2,831         5,363    5,389
Foreign Exchange                           533      398         1,021      820
Trading Account                            325      311           928      680
Securities Transactions                     18      252           115      293
Other Revenue                            1,237      973         2,094    3,154
                                       -------------------   -------------------
                                         4,699    4,765         9,521   10,336
                                       -------------------   -------------------

OPERATING EXPENSE
Salaries                                 2,146    2,117         4,416    4,177
Employee Benefits                          434      390           875      824
                                       -------------------   -------------------
  Total Employee                         2,580    2,507         5,291    5,001
Net Premises and Equipment                 663      801         1,451    1,616
Restructuring-Related Items {a}            168        4           230       24
Other Expense                            2,328    2,169         4,689    4,433
                                       -------------------   -------------------
                                         5,739    5,481        11,661   11,074
                                       -------------------   -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGES                    3,742    3,205         7,145    6,989
INCOME TAXES                             1,361    1,195         2,626    2,563
MINORITY INTEREST, NET OF INCOME TAXES      14        9            22       14
                                       -------------------   -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGES                      2,367    2,001         4,497    4,412
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGES {b}                             (111)        -         (144)        -
                                       -------------------   -------------------
NET INCOME                              $2,256   $2,001        $4,353   $4,412
                                       ===================   ===================

{a} Represents charges of $146 million and $186 million and accelerated depreciation of $22 million and $44 million in the 2001 second quarter and six months, respectively, charges of $17 million and reversals of $(42)million in the 2000 second quarter, and accelerated depreciation of $29 million and $49 million in the 2000 second quarter and six months, respectively.

{b} Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     CITICORP
                                     (Registrant)


                              By: /s/ Roger W. Trupin
                                  ---------------------------------
                                      Roger W. Trupin
                                      Vice President and Controller


Dated:  July 18, 2001